UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2001

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-25868	84-1293167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Bishop Street, Suite 303 Honolulu, HI	96813
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (808) 836-3707

(Former name or former address, if changed since last report)

ITEM 5. Issuance of Dual Rate Convertible Debentures

The Company has received commitments for up to $3.9 million in additional capital. The commitments are in the form of subscription agreements to purchase up to $3.9 million in principal amount of Dual Rate Convertible Debentures ("Debentures") to be issued by the Company. Each of the subscribers is an existing shareholder of the Company.

The Company expects to use the proceeds from sale of the Debentures for capital improvements including construction of 20 one-acre growout ponds and 2 half-acre nursery ponds, to construct additional facilities and purchase additional equipment for the Company's hatchery and processing facility, and for working capital.

The subscribers have deposited funds required to purchase the full $3.9 million in principal amount of Debentures in escrow. The Company may draw on the funds at such times and in such amounts as it may determine, at any time until March 1, 2002. As the Company draws against the funds deposited in escrow, it will be required to issue one or more Debentures to the subscribers that correspond in principal amount to the amount of its draws. The Company currently believes that it will draw the full $3.9 in principal amount available to it before March 1, 2002, but any portion of the funds not drawn by the Company on or before March 1, 2002, will be returned to the subscribers.

All Debentures that are issued will bear interest at the rate of 11.5% per annum from the date of issuance through March 1, 2002. Thereafter, the annual interest rate on outstanding Debentures will be reduced to 3.0%. All interest earned from the date of issuance of a Debenture through March 1, 2002, will be deferred and will be payable only upon redemption or through conversion into shares of the Company's common stock. Interest earned on outstanding Debentures after March 1, 2002, will be payable quarterly by the Company, in arrears, and may not be deferred or converted into shares of common stock.

Pursuant to the terms of the Subscription Agreements, the Debentures are issuable in various denominations ranging from $25,000, or multiples thereof, to $100,000, or multiples thereof. The holders of the Debentures have the right to elect to convert the full principal amount of their Debentures together with all accrued interest from the date of issuance through March 1, 2002, into shares of the Company's common stock. In the event all $3.9 million in principal amount of Debentures are issued and then converted by their holders into shares of common stock, the maximum number of shares the Company may be required to issue upon conversion would be approximately 6,100,000 shares at an average price of approximately $0.64 per share. Upon issuance, the shares will constitute "restricted securities" as defined in Rule 144 under the Securities Act of 1933.

The outstanding Debentures will be subordinate or subject in right of payment of principal only to the prior payment by the Company of its promissory note in the principal amount of $3,000,000 in favor of Bank of America Community Development Bank, which note was originally dated on or about October 20, 1998. Subject to this subordination restriction, the Debentures are redeemable at the option of the Company, at any time before conversion, at a price equal to the total of 100% of their face amount plus all accrued and unpaid interest up to the date of conversion. If not previously converted or redeemed, the Company will be required to redeem all outstanding Debentures on March 1, 2007.

On April 3, 2001, the Company made its first draw of funds from escrow in the amount of $300,000 and issued a Debenture in the principal amount of $300,000.

Item 7. EXHIBITS

Exhibit 10.3 Subscription Agreement by and between Controlled Environment Aquaculture Technology, Inc. and Gordon J. Mau

Exhibit 10.4 Form of Convertible Subordinated Debenture / Gordon J. Mau / Controlled Environment Aquaculture Technology, Inc.

Exhibit 10.5 Subscription Agreement by and between Controlled Environment Aquaculture Technology, Inc. and John Chen

Exhibit 10.6 Form of Convertible Subordinated Debenture / John Chen / Controlled Environment Aquaculture Technology, Inc.

Exhibit 10.7 Subscription Agreement by and between Controlled Environment Aquaculture Technology, Inc. and Ronald W.K. Yee

Exhibit 10.8 Form of Convertible Subordinated Debenture / Ronald W.K. Yee / Controlled Environment Aquaculture Technology, Inc.

Exhibit 10.9 Subscription Agreement by and between Controlled Environment Aquaculture Technology, Inc. and Shinichiro Watari

Exhibit 10.10 Form of Convertible Subordinated Debenture / Shinichiro Watari / Controlled Environment Aquaculture Technology, Inc.

Exhibit 10.11 Subscription Agreement by and between Controlled Environment Aquaculture Technology, Inc. and Unity House, Inc.

Exhibit 10.12 Form of Convertible Subordinated Debenture / Unity House, Inc. / Controlled Environment Aquaculture Technology, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC.

By:/S/ EDWARD T. FOLEY

Edward T. Foley

Executive Vice President and Chief Financial Officer

(principal financial and accounting officer)

Date: April 17, 2001

Exhibit 10.3

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT is made and entered into by and between CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC., a Colorado corporation (the "Company") and GORDON J. MAU, of Honolulu, Hawaii (the "Purchaser"), for the purchase of the Company's Dual Rate Convertible Subordinated Debentures due not more than six (6) years after the date of this Agreement (the "Debentures"), to be issued in accordance with the terms of this Subscription Agreement, at such time or times as the Company may determine during the period of twelve (12) months after the effective date hereof, in denominations of $25,000.00, or multiples thereof, but in an aggregate principal amount not to exceed $400,000.00.

In consideration of the mutual promises and covenants herein contained, the parties hereby agree, represent and warrant as follows:

1.SUBSCRIPTION. By execution of this Agreement, the Purchaser hereby subscribes for up to $400,000.00 in principal amount of Debentures. Debentures shall be issued at such time or times as the Company may determine at any time during the period of twelve (12) months after the effective date hereof, in denominations of $25,000.00, or multiples thereof, but in an aggregate principal amount not to exceed $400,000.00. Purchaser agrees that upon receipt of not less than thirty (30) days prior written notice from the Company of its election to issue a portion of the authorized Dual Rate Convertible Subordinated Debentures, it will tender to the Company, in cash or other form of immediately available funds, sufficient funds for purchase of the portion of such Debentures to be issued. Within three (3) business days following receipt by the Company of funds for purchase of a portion of the Debentures, the Company shall issue a Debenture Certificate (substantially in the form attached hereto) to the Purchaser for the appropriate principal amount. The agreement of Purchaser to subscribe for purchase of up to $400,000.00 in principal amount of Debentures shall expire to the extent not exercised by the Company within twelve (12) months after the effective date of this Agreement.

2.ACCEPTANCE. By execution of this Agreement, the Company accepts the Purchaser's subscription for the Debentures, subject to the conditions described in paragraph 1 hereof, and the Company agrees, upon receipt of the proceeds of subscriptions to tender to the Purchaser one or more certificates representing the Debentures purchased.

3.CONSIDERATION. The Debentures are being offered at a price equal to 100% of their face amount, in denominations of $25,000.00, or multiples thereof, in an aggregate principal amount not to exceed $400,000.00. Upon receipt by Purchaser of notice of the Company's election to issue all or any portion of the Debentures, Purchaser shall pay the consideration to the Company in cash or other form of immediately available funds.

4.PURCHASER WARRANTIES: The Purchaser warrants and represents that:

(a)The Purchaser believes it has received all information it considers necessary or appropriate for deciding whether to execute this Subscription Agreement and subscribe for the purchase of the Debentures. The Purchaser has had the opportunity to ask questions and receive answers from the Company regarding the terms of the Debentures and regarding the business, properties, prospects and financial condition of the Company, and the Company has made available to the Purchaser all documents and information requested by the Purchaser.

(b)Purchaser is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself and to bear the economic risk of the investment. Purchaser has such knowledge and experience in financial and business matter that it is capable of evaluating the merits and risks of a subscription for purchase of Debentures, and in making such evaluation, the Purchaser has relied only on its own analysis of the merits and risks of the investment, and on the information and documents provided by the Company pursuant to Purchaser's requests therefor, if any.

(c)Purchaser is an "accredited investor" as defined in Regulation D promulgated by the Securities and Exchange Commission.

(d)Purchaser is subscribing for the purchase of Debentures for its own account for investment purposes, and not with a view to distribution or resale. Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Debentures.

(e)Purchaser understands and acknowledges that the Debentures will constitute "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933. Accordingly, Purchaser acknowledges that the Debentures may not be sold, transferred, or otherwise disposed of without registration under the Securities Act of 1933 and applicable state securities laws, or an exemption therefrom.

(f)The person executing this Agreement on Purchaser's behalf has been duly authorized by Purchaser to execute and deliver this Agreement to the Company on behalf of the Purchaser and to bind the Purchaser to the terms of this Agreement.

5.PURCHASER NOTICE AND DELIVERY. All notices to Purchaser required or permitted to be given hereunder and all delivery of Debenture Certificates to Purchaser pursuant to Paragraph 1 of this Agreement shall be deemed to be given when personally delivered or sent by certified mail, return receipt requested, addressed to Purchaser at:

Gordon J. Mau

1000 Bishop Street, Suite 303

Honolulu, Hawaii 96813

or at such address of which the Company has received notice pursuant to Section 5 of this Agreement.

6.COMPANY NOTICE. All notices to the Company required or permitted hereunder shall be deemed to given when personally delivered or sent by certified mail, return receipt requested, addressed to the Company at:

c/o Edward T. Foley, Treasurer

1000 Bishop Street, Suite 303

Honolulu, Hawaii 96813

or at such other address of which the Purchaser has received notice pursuant to Section 5 of this Agreement.

7.MISCELLANEOUS.

(a)Failure of the Company to exercise any right or remedy under this Agreement or delay by the Company in exercising same will not be deemed as a waiver thereof.

(b)This Agreement may be amended or modified only by written instrument executed by both parties hereto.

(c)This Agreement shall be construed, governed and enforce in accordance with the laws of the State of Colorado.

(d)This Agreement and the rights and obligations contained herein shall be binding upon the parties hereto and their legal representatives, successors and permitted assigns.

8.PREMISES OF THIS SUBSCRIPTION FOR PURCHASE OF DEBENTURES. The Company and the Purchaser both acknowledge and confirm as follows:

(a)Purchaser has been fully advised of the general uses to be made of the funds provided upon purchase of debentures pursuant hereto, to wit: payment of the Company's existing payables, payment for the costs and expenses of constructing new improvements, including, but not limited to, 20 growout ponds and ancillary facilities and equipment, broodstock ponds, facilities and equipment for the Company's hatchery and processing faciliy, and working capital. Purchaser has been further advised and understands that the Company has offered the debentures hereunder to meet an extraordinary and immediate need for funds which the Company has endeavored but has been unable to obtain through other sources and methods.

(b)The debentures being offered and subscribed hereunder are part of an overall plan of convertible debenture financing pursuant to which convertible debentures have been and will be offered to certain other shareholders identified to the Purchaser in various amounts and on different terms and conditions than the debentures offered to Purchaser. Each separate debenture offering and the aggregate amount thereof has been individually negotiated with the particular shareholder and will not be made available to any other person or party.

(c)Purchaser acknowledges that it is entering into this Agreement and commiting to purchase debentures hereunder, notwithstanding the fact that contemporaneously herewith, debentures are being offered to other participants in the overall plan of debenture financing on terms which might be regarded as more favorable than the debenture terms offered to Purchaser.

IN WITNESS WHEREOF, the parties have executed this Agreement this day of

, 2001.

CONTROLLED ENVIRONMENT

AQUACULTURE TECHNOLOGY, INC.

By: Its Executive Vice President, GORDON J. MAU "Purchaser"

By: Its Secretary "Company"

Exhibit 10.4

CONVERTIBLE SUBORDINATED DEBENTURE

No. _________________ $ 25,000.00 _

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC.

(A Colorado Corporation)

1000 Bishop Street, Suite 303

Honolulu, Hawaii 96813

Dated as of , 2001. Convertible Subordinated Debenture

Dual Interest Rate: 11.5%; 3.0%

Due:

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC., a Colorado corporation, hereinafter called the Company, for value received, hereby promises to pay to the order of GORDON J. MAU of Honolulu, Hawaii, or registered assigns, upon presentation of this Debenture by the registered holder hereof at the office of the Company in the City of Honolulu, Hawaii, United States of America, the principal sum of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), on or before the date due set forth above, being seventy-two (72) months after the date of the Subscription Agreement hereinafter described, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the principal sum at the rates hereinbelow set forth, from such original issue date until payment of the principal sum has been made or duly provided for. The interest so payable hereunder shall be paid to the person in whose name this Debenture is registered with the Company.

1. General. This Debenture is a duly authorized Debenture of the Company, designated as its Dual Interest Rate Convertible Subordinated Debentures, hereinafter called the Debentures, limited to $400,000.00 aggregate principal amount, and is issued or to be issued, pursuant to the terms of a Subscription Agreement dated , 2001, between the Company and Gordon J. Mau, and under and pursuant to exemptions from registration under the Securities Act of 1933, pursuant to Section 3(b) and/or Section 4(2) thereof, and pursuant to an exemption under Section 304 of the Trust Indenture Act of 1939.

From the date of this Debenture until March 1, 2002 , interest shall be charged on the principal amount at the rate of ELEVEN AND ONE HALF PERCENT (11.5%) per annum but shall be deferred and be payable only upon redemption or conversion as hereinafter set forth. Nowithstanding deferral of such interest, such deferred interest ("Deferred Interest") will not be added to principal, and no additional interest shall be charged thereon as long as the Company is not in default hereunder. From and after March 1, 2002 , interest shall be charged on the principal amount at the rate of THREE PERCENT (3.0%) per annum and shall be payable quarterly in arrears on the tenth day after the end of each calendar quarter (the "interest payment date") for the immediately preceding calendar quarter, to the person in whose name this Debenture is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date (subject to the case of this Debenture, or portion thereof, being redeemed or converted on a date subsequent to the record date and prior to such interest payment date); provided, however, that to the extent the Company shall default in the payment of the interest due on any such interest payment date, such defaulted interest shall be paid to the person in whose name the outstanding Debenture is registered at the close of business on a subsequent record date (which shall be not less than 15 days prior to the date of payment of such defaulted interest) which the Company shall establish for such payment by notice given by mail by or on behalf of the Company to the holder of the Debenture not less than 10 days preceding such record date. The Company may also make payment of any defaulted interest in any other lawful manner. The term "record date" as used herein with respect to any interest payment date shall mean the last day of the calendar month immediately preceding the interest payment date.

This Debenture shall be signed on behalf of the Company by its President or Executive Vice-President and by its Secretary or an Assistant Secretary. The Debenture will not be entitled to the benefits hereof or be valid for any purpose unless it shall bear such signatures, manually signed. Such signatures shall be conclusive evidence that this Debenture was duly executed and delivered.

The Company shall keep, at the principal office of the Company, a register or registers in which, subject to such reasonable procedures as it may prescribe, the Company shall register Debentures and shall register the transfer of Debentures. Upon due presentment of any Debenture to the Company for registration of transfer, the Company shall execute, register and deliver in the name of the transferee or transferees a new Debenture or Debentures for a like aggregate principal amount.

2. Redemption. This Debenture shall be redeemable at the option of the Company only as a whole and not in part, on not less than 30 days nor more than 60 days notice at a price equal to 100% of the original purchase price, with all Deferred Interest and interest accrued to the redemption date. Notwithstanding the foregoing, however, this Debenture may not be redeemed by the Company at any time that any other Debenture which is part of the authorized issue of Dual Rate Convertible Subordinated Debentures and which was issued as of a date prior to the date of issuance of this Debenture, remains outstanding.

In case the Company shall desire to exercise such right to redeem this Debenture in accordance with the right reserved so to do, it shall fix a date for redemption and shall mail or cause to be mailed a notice of such redemption at least 30, and not more than 60, days prior to the date fixed for redemption to the holder, purchaser, or other holder of Debenture at the last address of purchaser or such other holder, as it appears on the registry books. Such mailing shall be by first class mail. Notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of this Debenture.

Each such notice of redemption shall specify the date fixed for redemption, and shall state that the payment of the redemption price of the Debenture, together with accrued interest to the date fixed for redemption, shall be made at the principal office of the Company, or such other place designated by the Company, upon presentation and surrender of such Debenture, and that from and after such date interest thereon will cease to accrue.

3. Conversion Privilege and Price. The record holder of this Debenture shall have the right, at the holder's option, at any time following the date which is sixty (60) days after the date of issuance and which is prior to the date of payment of the full redemption price hereof, to convert the whole of this Debenture, together with all Deferred Interest thereon (but not interest accrued after March 1, 2002 ), into fully paid and nonassessable shares of Common Stock of the Company. The number of shares into which this Debenture may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount hereof, together with all Deferred Interest to the date of conversion, by the applicable Conversion Price (as defined below) in effect at the time of such conversion. The Conversion Price shall be equal to $0.85 per share.

In case this Debenture is called for redemption by the Company and payment of the full redemption price hereof is duly tendered and made available to the record holder of this Debenture in accordance with paragraph 2, the right of the holder to convert this Debenture into Conversion Shares shall cease and terminate at the close of business on the date fixed for redemption, whether or not the holder tenders this Debenture and accepts payment.

In order to convert this Debenture, the holder shall surrender this Debenture at the principal office of the Company accompanied by written notice to the Company of the election to convert. The written notice shall state the name or names in which the certificate or certificates representing the Conversion Shares are to be issued. The Company shall, as soon as practicable thereafter, cause its transfer agent to issue and deliver to the person or persons specified in the written notice of conversion, a certificate or certificates for the proper number of shares of Common Stock issuable upon conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the Debenture and receipt by the Company of written notice of conversion, and the person or persons entitled to receive the Conversion Shares shall be treated for all purposes as the record holder of such Conversion Shares as of such date. All interest accrued after March 1, 2002 but unpaid shall be paid by the Company within ten (10) days after the date of conversion.

No fractional shares shall be issued upon conversion of this Debenture. In lieu of issuing any fractional shares upon the conversion of this Debenture, the Company shall pay in cash to the record holder any amount of outstanding principal and accrued but unpaid interest which is not so converted.

The Company shall pay any and all transfer agent fees or other costs that may be payable in respect of the issuance or delivery of Conversion Units to the record holder hereof upon conversion of this Debenture. The Company shall not, however, be required to pay any transfer tax or other similar fee which may be payable in respect of any transfer involved in the issuance or delivery of Conversion Shares in a name other than that in which the Debenture so converted was registered.

The Company shall at all times reserve and keep available, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Debenture, the full number of Conversion Shares then deliverable upon the conversion of this Debenture.

In the event that the Company issues any "Additional Shares of Common Stock " (as hereinafter defined), at any time during the term of this Debenture and prior to its conversion or redemption, an adjustment shall be made in the Conversion Price of this Debenture. For purposes of this paragraph 3, the term "Additional Shares of Common Stock" shall mean all shares of Common Stock in excess of the outstanding shares as of the date of this Debenture issued by the Company at any time during the term of this Debenture and prior to its conversion or redemption, other than shares of Common Stock issued or issuable:

(a) For consideration per share which is equal to, or greater than, the Conversion Price for this Debenture in effect on the date of, and immediately prior to, such issue.

(b) Upon conversion of this Debenture and other outstanding Debentures with the same terms as this Debenture; and

(c) Upon conversion of other Debentures issued under and pursuant to Subscription Agreements entered into on or before the date of this Debenture, which Debentures provide for a higher or lower Conversion Price.

The Conversion Price in effect with respect to this Debenture shall be reduced, concurrently with the issuance of any Additional Shares of Common Stock, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For purposes of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all convertible Debentures and all other outstanding convertible securities of the Company had been fully converted into shares of Common Stock immediately prior to such issuance, and all issued and outstanding Class A Common Stock Purchase Warrants had been fully exercised immediately prior to such issuance, but not including in such calculation any additional shares of Common Stock issuable with respect to the Debentures solely as a result of the adjustment of the Conversion Price resulting from the issuance of Additional Shares of Common Stock causing such adjustment.

For purposes of this paragraph 3, insofar as the consideration received by the Company for the issuance of any Additional Shares of Common Stock consists of cash, it shall be computed at the aggregate amount of cash received by the Company. To the extent such consideration consists of property other than cash, it shall be computed at the fair market value thereof at the time of such issuance, as determined in good faith by the Board of Directors.

In the event that the Company at any time or from time to time shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price for this Debenture in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

4. Events of Default. If any of the events specified in this paragraph 4 shall occur (herein individually referred to as an "Event of Default"), the holder of the Debenture may, so long as such condition exists, declare the entire principal and accrued interest hereon immediately due and payable by written notice to the Company:

(a) Default in the payment of the principal and unpaid accrued interest of this Dual Rate Debenture and of any other outstanding Debentures which are part of the authorized issue of Dual Rate Convertible Subordinated Debentures of the Company, when due and payable, if such default is not cured by the Company within ten (10) days after the holder has given the Company written notice of such default; or

(b) The voluntary institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of such action; or

(c) If, within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

(d) The Company fails to pay and discharge in a timely manner, or cause to be paid or discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company, including but not limited to, any and all payroll taxes and withholding; provided however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor; or

(e) The Company shall fail to keep any properties and assets which are pledged as collateral security for payment of all outstanding Debentures, in good repair, working order and condition, reasonable wear and tear excepted, or shall fail to make all needful and proper repairs, renewals, replacements, additions and improvements thereto, or shall fail to comply at any time with any material term or condition of any lease to which it is a party or pursuant to which it occupies or has possession of any property if the breach of such provision might have a material and adverse effect on the condition, financial or otherwise, or operation of the Company; or

(f) The Company shall fail at any time to duly observe and conform to all valid requirements of governmental authorities relating to the conduct of the Company's business or to its property or assets, including but not limited to, maintaining any and all necessary governmental permits or licenses.

5. Consolidation, Merger and Sale. Upon any consolidation, merger or sale in which the Company is not the continuing entity, this Debenture shall be immediately due and payable in full unless the continuing corporation (other than the Company) shall enter into a supplemental Debenture satisfactory to the holder undertaking to make all payments due and to assume all covenants made under the Debenture. Nothing in the Debenture will prohibit the Company from consolidating or merging with or into any other corporation, or from selling or conveying all or substantially all of the property and assets of the Company to any other corporation if such an undertaking is given contemporaneously with such transaction.

6. Subordination. This Debenture shall be subordinate or subject in right of payment of principal only to the prior payment by the Company of its promissory note dated on or about October 20, 1998, as amended, in the amount of $3,000,000.00, in favor of Bank of America, Bank of America Community Development Bank, Rancho Cordova, California, but shall not be subordinate or subject in right of payment to any other debts or obligations of the Company.

7. Other. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest on this Debenture at the time and place and at the rate and in the currency herein prescribed.

The Dual Interest Rate Convertible Subordinated Debentures are issuable, in registered form without coupons, in denominations of $100,000.00 or multiples thereof.

The Company may deem and treat the registered holder hereof as the absolute owner of this Debenture, whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon, for the purpose of receiving payment hereof or on account hereof and for all other purposes, and the Company shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of any Debenture supplemental hereto, against any incorporator, stockholder, officer or director, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof, and as part of the consideration for the issue hereof, expressly waived and released.

The laws of the State of Colorado shall govern.

All notices to the Company shall be sent to its principal place of business, as it appears on the face of this document.

WITNESS the facsimile signatures of its duly authorized Officers.

Dated: , 2001

CONTROLLED ENVIRONMENT

AQUACULTURE TECHNOLOGY, INC.

By:

Its Executive Vice President

By:

Its Secretary

Exhibit 10.5

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT is made and entered into by and between CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC., a Colorado corporation (the "Company") and JOHN CHEN, of Los Angeles, California (the "Purchaser"), for the purchase of the Company's Dual Rate Convertible Subordinated Debentures due not more than seventy-two (72) months after the date of this Agreement (the "Debentures"), to be issued in accordance with the terms of this Subscription Agreement, at such time or times as the Company may determine during the period of twelve (12) months after the effective date hereof, in denominations of $100,000.00, or multiples thereof, but in an aggregate principal amount not to exceed $1,000,000.00.

In consideration of the mutual promises and covenants herein contained, the parties hereby agree, represent and warrant as follows:

1.SUBSCRIPTION. By execution of this Agreement, the Purchaser hereby subscribes for up to $1,000,000.00 in principal amount of Debentures. Debentures shall be issued at such time or times as the Company may determine at any time during the period of twelve (12) months after the effective date hereof, in denominations of $100,000.00, or multiples thereof, but in an aggregate principal amount not to exceed $1,000,000.00. Purchaser agrees that upon receipt of not less than thirty (30) days prior written notice from the Company of its election to issue a portion of the authorized Dual Rate Convertible Subordinated Debentures, it will tender to the Company, in cash or other form of immediately available funds, sufficient funds for purchase of the portion of such Debentures to be issued. Within three (3) business days following receipt by the Company of funds for purchase of a portion of the Debentures, the Company shall issue a Debenture Certificate (substantially in the form attached hereto) to the Purchaser for the appropriate principal amount. The agreement of Purchaser to subscribe for purchase of up to $1,000,000.00 in principal amount of Debentures shall expire to the extent not exercised by the Company within twelve (12) months after the effective date of this Agreement.

2.ACCEPTANCE. By execution of this Agreement, the Company accepts the Purchaser's subscription for the Debentures, subject to the conditions described in paragraph 1 hereof, and the Company agrees, upon receipt of the proceeds of subscriptions to tender to the Purchaser one or more certificates representing the Debentures purchased.

3.CONSIDERATION. The Debentures are being offered at a price equal to 100% of their face amount, in denominations of $100,000.00, or multiples thereof, in an aggregate principal amount not to exceed $1,000,000.00. Upon receipt by Purchaser of notice of the Company's election to issue all or any portion of the Debentures, Purchaser shall pay the consideration to the Company in cash or other form of immediately available funds.

4.PURCHASER WARRANTIES: The Purchaser warrants and represents that:

(a)The Purchaser believes it has received all information it considers necessary or appropriate for deciding whether to execute this Subscription Agreement and subscribe for the purchase of the Debentures. The Purchaser has had the opportunity to ask questions and receive answers from the Company regarding the terms of the Debentures and regarding the business, properties, prospects and financial condition of the Company, and the Company has made available to the Purchaser all documents and information requested by the Purchaser.

(b)Purchaser is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself and to bear the economic risk of the investment. Purchaser has such knowledge and experience in financial and business matter that it is capable of evaluating the merits and risks of a subscription for purchase of Debentures, and in making such evaluation, the Purchaser has relied only on its own analysis of the merits and risks of the investment, and on the information and documents provided by the Company pursuant to Purchaser's requests therefor, if any.

(c)Purchaser is an "accredited investor" as defined in Regulation D promulgated by the Securities and Exchange Commission.

(d)Purchaser is subscribing for the purchase of Debentures for its own account for investment purposes, and not with a view to distribution or resale. Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Debentures.

(e)Purchaser understands and acknowledges that the Debentures will constitute "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933. Accordingly, Purchaser acknowledges that the Debentures may not be sold, transferred, or otherwise disposed of without registration under the Securities Act of 1933 and applicable state securities laws, or an exemption therefrom.

(f)The person executing this Agreement on Purchaser's behalf has been duly authorized by Purchaser to execute and deliver this Agreement to the Company on behalf of the Purchaser and to bind the Purchaser to the terms of this Agreement.

5.PURCHASER NOTICE AND DELIVERY. All notices to Purchaser required or permitted to be given hereunder and all delivery of Debenture Certificates to Purchaser pursuant to Paragraph 1 of this Agreement shall be deemed to be given when personally delivered or sent by certified mail, return receipt requested, addressed to Purchaser at:

John Chen

1061 Wilshire Boulevard, Apt. No. 802

Los Angeles, California 90024

or at such address of which the Company has received notice pursuant to Section 5 of this Agreement.

6.COMPANY NOTICE. All notices to the Company required or permitted hereunder shall be deemed to given when personally delivered or sent by certified mail, return receipt requested, addressed to the Company at:

c/o Edward T. Foley, Treasurer

1000 Bishop Street, Suite 303

Honolulu, Hawaii 96817

or at such other address of which the Purchaser has received notice pursuant to Section 5 of this Agreement.

7.MISCELLANEOUS.

(a)Failure of the Company to exercise any right or remedy under this Agreement or delay by the Company in exercising same will not be deemed as a waiver thereof.

(b)This Agreement may be amended or modified only by written instrument executed by both parties hereto.

(c)This Agreement shall be construed, governed and enforce in accordance with the laws of the State of Colorado.

(d)This Agreement and the rights and obligations contained herein shall be binding upon the parties hereto and their legal representatives, successors and permitted assigns.

8.PREMISES OF THIS SUBSCRIPTION FOR PURCHASE OF DEBENTURES. The Company and the Purchaser both acknowledge and confirm as follows:

(a)Purchaser has been fully advised of the general uses to be made of the funds provided upon purchase of debentures pursuant hereto, to wit: payment of the Company's existing payables, payment for the costs and expenses of constructing new improvements, including, but not limited to, 20 growout ponds and ancillary facilities and equipment, broodstock ponds, facilities and equipment for the Company's hatchery and processing faciliy, and working capital. Purchaser has been further advised and understands that the Company has offered the debentures hereunder to meet an extraordinary and immediate need for funds which the Company has endeavored but has been unable to obtain through other sources and methods.

(b)The debentures being offered and subscribed hereunder are part of an overall plan of convertible debenture financing pursuant to which convertible debentures have been and will be offered to certain other shareholders identified to the Purchaser in various amounts and on different terms and conditions than the debentures offered to Purchaser. Each separate debenture offering and the aggregate amount thereof has been individually negotiated with the particular shareholder and will not be made available to any other person or party.

(c)Purchaser acknowledges that it is entering into this Agreement and commiting to purchase debentures hereunder, notwithstanding the fact that contemporaneously herewith, debentures are being offered to other participants in the overall plan of debenture financing on terms which might be regarded as more favorable than the debenture terms offered to Purchaser.

IN WITNESS WHEREOF, the parties have executed this Agreement this day of

February , 2001.

CONTROLLED ENVIRONMENT

AQUACULTURE TECHNOLOGY, INC.

By:

Its Executive Vice President JOHN CHEN "Purchaser"

By: Its Secretary

"Company"

Exhibit 10.6

CONVERTIBLE SUBORDINATED DEBENTURE

No. _________________ $ 100,000.00 _

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC.

(A Colorado Corporation)

1000 Bishop Street, Suite 303

Honolulu, Hawaii 96813

Dated as of , 2001. Convertible Subordinated Debenture

Dual Interest Rate: 11.5%; 3.0%

Due:

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC., a Colorado corporation, hereinafter called the Company, for value received, hereby promises to pay to the order of JOHN CHEN of Los Angeles, California, or registered assigns, upon presentation of this Debenture by the registered holder hereof at the office of the Company in the City of Honolulu, Hawaii, United States of America, the principal sum of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), on or before the date due set forth above, being seventy-two (72) months after the date of the Subscription Agreement hereinafter described, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the principal sum at the rates hereinbelow set forth, from such original issue date until payment of the principal sum has been made or duly provided for. The interest so payable hereunder shall be paid to the person in whose name this Debenture is registered with the Company.

1. General. This Debenture is a duly authorized Debenture of the Company, designated as its Dual Interest Rate Convertible Subordinated Debentures, hereinafter called the Debentures, limited to $1,000,000.00 aggregate principal amount, and is issued or to be issued, pursuant to the terms of a Subscription Agreement dated , 2001, between the Company and John Chen, and under and pursuant to exemptions from registration under the Securities Act of 1933, pursuant to Section 3(b) and/or Section 4(2) thereof, and pursuant to an exemption under Section 304 of the Trust Indenture Act of 1939.

From the date of this Debenture until March 1, 2002 , interest shall be charged on the principal amount at the rate of ELEVEN AND ONE HALF PERCENT (11.5%) per annum but shall be deferred and be payable only upon redemption or conversion as hereinafter set forth. Nowithstanding deferral of such interest, such deferred interest ("Deferred Interest") will not be added to principal, and no additional interest shall be charged thereon as long as the Company is not in default hereunder. From and after March 1, 2002 , interest shall be charged on the principal amount at the rate of THREE PERCENT (3.0%) per annum and shall be payable quarterly in arrears on the tenth day after the end of each calendar quarter (the "interest payment date") for the immediately preceding calendar quarter, to the person in whose name this Debenture is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date (subject to the case of this Debenture, or portion thereof, being redeemed or converted on a date subsequent to the record date and prior to such interest payment date); provided, however, that to the extent the Company shall default in the payment of the interest due on any such interest payment date, such defaulted interest shall be paid to the person in whose name the outstanding Debenture is registered at the close of business on a subsequent record date (which shall be not less than 15 days prior to the date of payment of such defaulted interest) which the Company shall establish for such payment by notice given by mail by or on behalf of the Company to the holder of the Debenture not less than 10 days preceding such record date. The Company may also make payment of any defaulted interest in any other lawful manner. The term "record date" as used herein with respect to any interest payment date shall mean the last day of the calendar month immediately preceding the interest payment date.

This Debenture shall be signed on behalf of the Company by its President or Executive Vice-President and by its Secretary or an Assistant Secretary. The Debenture will not be entitled to the benefits hereof or be valid for any purpose unless it shall bear such signatures, manually signed. Such signatures shall be conclusive evidence that this Debenture was duly executed and delivered.

The Company shall keep, at the principal office of the Company, a register or registers in which, subject to such reasonable procedures as it may prescribe, the Company shall register Debentures and shall register the transfer of Debentures. Upon due presentment of any Debenture to the Company for registration of transfer, the Company shall execute, register and deliver in the name of the transferee or transferees a new Debenture or Debentures for a like aggregate principal amount.

2. Redemption. This Debenture shall be redeemable at the option of the Company only as a whole and not in part, on not less than 30 days nor more than 60 days notice at a price equal to 100% of the original purchase price, with all Deferred Interest and interest accrued to the redemption date. Notwithstanding the foregoing, however, this Debenture may not be redeemed by the Company at any time that any other Debenture which is part of the authorized issue of Dual Rate Convertible Subordinated Debentures and which was issued as of a date prior to the date of issuance of this Debenture, remains outstanding.

In case the Company shall desire to exercise such right to redeem this Debenture in accordance with the right reserved so to do, it shall fix a date for redemption and shall mail or cause to be mailed a notice of such redemption at least 30, and not more than 60, days prior to the date fixed for redemption to the holder, purchaser, or other holder of Debenture at the last address of purchaser or such other holder, as it appears on the registry books. Such mailing shall be by first class mail. Notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of this Debenture.

Each such notice of redemption shall specify the date fixed for redemption, and shall state that the payment of the redemption price of the Debenture, together with accrued interest to the date fixed for redemption, shall be made at the principal office of the Company, or such other place designated by the Company, upon presentation and surrender of such Debenture, and that from and after such date interest thereon will cease to accrue.

3. Conversion Privilege and Price. The record holder of this Debenture shall have the right, at the holder's option, at any time following the date which is sixty (60) days after the date of issuance and which is prior to the date of payment of the full redemption price hereof, to convert the whole of this Debenture, together with all Deferred Interest thereon (but not interest accrued after March 1, 2002 ), into fully paid and nonassessable shares of Common Stock of the Company. The number of shares into which this Debenture may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount hereof, together with all Deferred Interest to the date of conversion, by the applicable Conversion Price (as defined below) in effect at the time of such conversion. The Conversion Price shall be equal to $0.63 per share.

In case this Debenture is called for redemption by the Company and payment of the full redemption price hereof is duly tendered and made available to the record holder of this Debenture in accordance with paragraph 2, the right of the holder to convert this Debenture into Conversion Shares shall cease and terminate at the close of business on the date fixed for redemption, whether or not the holder tenders this Debenture and accepts payment.

In order to convert this Debenture, the holder shall surrender this Debenture at the principal office of the Company accompanied by written notice to the Company of the election to convert. The written notice shall state the name or names in which the certificate or certificates representing the Conversion Shares are to be issued. The Company shall, as soon as practicable thereafter, cause its transfer agent to issue and deliver to the person or persons specified in the written notice of conversion, a certificate or certificates for the proper number of shares of Common Stock issuable upon conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the Debenture and receipt by the Company of written notice of conversion, and the person or persons entitled to receive the Conversion Shares shall be treated for all purposes as the record holder of such Conversion Shares as of such date. All interest accrued after March 1, 2002 but unpaid shall be paid by the Company within ten (10) days after the date of conversion.

No fractional shares shall be issued upon conversion of this Debenture. In lieu of issuing any fractional shares upon the conversion of this Debenture, the Company shall pay in cash to the record holder any amount of outstanding principal and accrued but unpaid interest which is not so converted.

The Company shall pay any and all transfer agent fees or other costs that may be payable in respect of the issuance or delivery of Conversion Units to the record holder hereof upon conversion of this Debenture. The Company shall not, however, be required to pay any transfer tax or other similar fee which may be payable in respect of any transfer involved in the issuance or delivery of Conversion Shares in a name other than that in which the Debenture so converted was registered.

The Company shall at all times reserve and keep available, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Debenture, the full number of Conversion Shares then deliverable upon the conversion of this Debenture.

In the event that the Company issues any "Additional Shares of Common Stock " (as hereinafter defined), at any time during the term of this Debenture and prior to its conversion or redemption, an adjustment shall be made in the Conversion Price of this Debenture. For purposes of this paragraph 3, the term "Additional Shares of Common Stock" shall mean all shares of Common Stock in excess of the outstanding shares as of the date of this Debenture issued by the Company at any time during the term of this Debenture and prior to its conversion or redemption, other than shares of Common Stock issued or issuable:

(a) For consideration per share which is equal to, or greater than, the Conversion Price for this Debenture in effect on the date of, and immediately prior to, such issue.

(b) Upon conversion of this Debenture and other outstanding Debentures with the same terms as this Debenture; and

(c) Upon conversion of other Debentures issued under and pursuant to Subscription Agreements entered into on or before the date of this Debenture, which Debentures provide for a higher or lower Conversion Price.

The Conversion Price in effect with respect to this Debenture shall be reduced, concurrently with the issuance of any Additional Shares of Common Stock, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For purposes of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all convertible Debentures and all other outstanding convertible securities of the Company had been fully converted into shares of Common Stock immediately prior to such issuance, and all issued and outstanding Class A Common Stock Purchase Warrants had been fully exercised immediately prior to such issuance, but not including in such calculation any additional shares of Common Stock issuable with respect to the Debentures solely as a result of the adjustment of the Conversion Price resulting from the issuance of Additional Shares of Common Stock causing such adjustment.

For purposes of this paragraph 3, insofar as the consideration received by the Company for the issuance of any Additional Shares of Common Stock consists of cash, it shall be computed at the aggregate amount of cash received by the Company. To the extent such consideration consists of property other than cash, it shall be computed at the fair market value thereof at the time of such issuance, as determined in good faith by the Board of Directors.

In the event that the Company at any time or from time to time shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price for this Debenture in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

4. Events of Default. If any of the events specified in this paragraph 4 shall occur (herein individually referred to as an "Event of Default"), the holder of the Debenture may, so long as such condition exists, declare the entire principal and accrued interest hereon immediately due and payable by written notice to the Company:

(a) Default in the payment of the principal and unpaid accrued interest of this Dual Rate Debenture and of any other outstanding Debentures which are part of the authorized issue of Dual Rate Convertible Subordinated Debentures of the Company, when due and payable, if such default is not cured by the Company within ten (10) days after the holder has given the Company written notice of such default; or

(b) The voluntary institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of such action; or

(c) If, within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

(d) The Company fails to pay and discharge in a timely manner, or cause to be paid or discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company, including but not limited to, any and all payroll taxes and withholding; provided however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor; or

(e) The Company shall fail to keep any properties and assets which are pledged as collateral security for payment of all outstanding Debentures, in good repair, working order and condition, reasonable wear and tear excepted, or shall fail to make all needful and proper repairs, renewals, replacements, additions and improvements thereto, or shall fail to comply at any time with any material term or condition of any lease to which it is a party or pursuant to which it occupies or has possession of any property if the breach of such provision might have a material and adverse effect on the condition, financial or otherwise, or operation of the Company; or

(f) The Company shall fail at any time to duly observe and conform to all valid requirements of governmental authorities relating to the conduct of the Company's business or to its property or assets, including but not limited to, maintaining any and all necessary governmental permits or licenses.

5. Consolidation, Merger and Sale. Upon any consolidation, merger or sale in which the Company is not the continuing entity, this Debenture shall be immediately due and payable in full unless the continuing corporation (other than the Company) shall enter into a supplemental Debenture satisfactory to the holder undertaking to make all payments due and to assume all covenants made under the Debenture. Nothing in the Debenture will prohibit the Company from consolidating or merging with or into any other corporation, or from selling or conveying all or substantially all of the property and assets of the Company to any other corporation if such an undertaking is given contemporaneously with such transaction.

6. Subordination. This Debenture shall be subordinate or subject in right of payment of principal only to the prior payment by the Company of its promissory note dated on or about October 20, 1998, as amended, in the amount of $3,000,000.00, in favor of Bank of America, Bank of America Community Development Bank, Rancho Cordova, California, but shall not be subordinate or subject in right of payment to any other debts or obligations of the Company.

7. Other. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest on this Debenture at the time and place and at the rate and in the currency herein prescribed.

The Dual Interest Rate Convertible Subordinated Debentures are issuable, in registered form without coupons, in denominations of $100,000.00 or multiples thereof.

The Company may deem and treat the registered holder hereof as the absolute owner of this Debenture, whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon, for the purpose of receiving payment hereof or on account hereof and for all other purposes, and the Company shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of any Debenture supplemental hereto, against any incorporator, stockholder, officer or director, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof, and as part of the consideration for the issue hereof, expressly waived and released.

The laws of the State of Colorado shall govern.

All notices to the Company shall be sent to its principal place of business, as it appears on the face of this document.

WITNESS the facsimile signatures of its duly authorized Officers.

Dated: , 2001

CONTROLLED ENVIRONMENT

AQUACULTURE TECHNOLOGY, INC.

By:

Its Executive Vice President

By:

Its Secretary

Exhibit 10.7

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT is made and entered into by and between CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC., a Colorado corporation (the "Company") and RONALD W. K. YEE, of Honolulu, Hawaii (the "Purchaser"), for the purchase of the Company's Dual Rate Convertible Subordinated Debentures due not more than seventy-two (72) months after the date of this Agreement (the "Debentures"), to be issued in accordance with the terms of this Subscription Agreement, at such time or times as the Company may determine during the period of twelve (12) months after the effective date hereof, in denominations of $100,000.00, or multiples thereof, but in an aggregate principal amount not to exceed $500,000.00.

In consideration of the mutual promises and covenants herein contained, the parties hereby agree, represent and warrant as follows:

1. SUBSCRIPTION. By execution of this Agreement, the Purchaser hereby subscribes for up to $500,000.00 in principal amount of Debentures. Debentures shall be issued at such time or times as the Company may determine at any time during the period of twelve (12) months after the effective date hereof, in denominations of $100,000.00, or multiples thereof, but in an aggregate principal amount not to exceed $500,000.00. Purchaser agrees that upon receipt of not less than thirty (30) days prior written notice from the Company of its election to issue a portion of the authorized Dual Rate Convertible Subordinated Debentures, it will tender to the Company, in cash or other form of immediately available funds, sufficient funds for purchase of the portion of such Debentures to be issued. Within three (3) business days following receipt by the Company of funds for purchase of a portion of the Debentures, the Company shall issue a Debenture Certificate (substantially in the form attached hereto) to the Purchaser for the appropriate principal amount. The agreement of Purchaser to subscribe for purchase of up to $500,000.00 in principal amount of Debentures shall expire to the extent not exercised by the Company within twelve (12) months after the effective date of this Agreement.

2. ACCEPTANCE. By execution of this Agreement, the Company accepts the Purchaser's subscription for the Debentures, subject to the conditions described in paragraph 1 hereof, and the Company agrees, upon receipt of the proceeds of subscriptions to tender to the Purchaser one or more certificates representing the Debentures purchased.

3. CONSIDERATION. The Debentures are being offered at a price equal to 100% of their face amount, in denominations of $100,000.00, or multiples thereof, in an aggregate principal amount not to exceed $500,000.00. Upon receipt by Purchaser of notice of the Company's election to issue all or any portion of the Debentures, Purchaser shall pay the consideration to the Company in cash or other form of immediately available funds.

4. PURCHASER WARRANTIES: The Purchaser warrants and represents that:

(a)The Purchaser believes it has received all information it considers necessary or appropriate for deciding whether to execute this Subscription Agreement and subscribe for the purchase of the Debentures. The Purchaser has had the opportunity to ask questions and receive answers from the Company regarding the terms of the Debentures and regarding the business, properties, prospects and financial condition of the Company, and the Company has made available to the Purchaser all documents and information requested by the Purchaser.

(b)Purchaser is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself and to bear the economic risk of the investment. Purchaser has such knowledge and experience in financial and business matter that it is capable of evaluating the merits and risks of a subscription for purchase of Debentures, and in making such evaluation, the Purchaser has relied only on its own analysis of the merits and risks of the investment, and on the information and documents provided by the Company pursuant to Purchaser's requests therefor, if any.

(c)Purchaser is an "accredited investor" as defined in Regulation D promulgated by the Securities and Exchange Commission.

(d)Purchaser is subscribing for the purchase of Debentures for its own account for investment purposes, and not with a view to distribution or resale. Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Debentures.

(e)Purchaser understands and acknowledges that the Debentures will constitute "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933. Accordingly, Purchaser acknowledges that the Debentures may not be sold, transferred, or otherwise disposed of without registration under the Securities Act of 1933 and applicable state securities laws, or an exemption therefrom.

(f)The person executing this Agreement on Purchaser's behalf has been duly authorized by Purchaser to execute and deliver this Agreement to the Company on behalf of the Purchaser and to bind the Purchaser to the terms of this Agreement.

5.PURCHASER NOTICE AND DELIVERY. All notices to Purchaser required or permitted to be given hereunder and all delivery of Debenture Certificates to Purchaser pursuant to Paragraph 1 of this Agreement shall be deemed to be given when personally delivered or sent by certified mail, return receipt requested, addressed to Purchaser at:

Ronald W. K. Yee

1000 Bishop Street, Suite 303

Honolulu, Hawaii 96813

or at such address of which the Company has received notice pursuant to Section 5 of this Agreement.

6.COMPANY NOTICE. All notices to the Company required or permitted hereunder shall be deemed to given when personally delivered or sent by certified mail, return receipt requested, addressed to the Company at:

c/o Edward T. Foley, Treasurer

1000 Bishop Street, Suite 303

Honolulu, Hawaii 96813

or at such other address of which the Purchaser has received notice pursuant to Section 5 of this Agreement.

7.MISCELLANEOUS.

(a)Failure of the Company to exercise any right or remedy under this Agreement or delay by the Company in exercising same will not be deemed as a waiver thereof.

(b)This Agreement may be amended or modified only by written instrument executed by both parties hereto.

(c)This Agreement shall be construed, governed and enforce in accordance with the laws of the State of Colorado.

(d)This Agreement and the rights and obligations contained herein shall be binding upon the parties hereto and their legal representatives, successors and permitted assigns.

8.PREMISES OF THIS SUBSCRIPTION FOR PURCHASE OF DEBENTURES. The Company and the Purchaser both acknowledge and confirm as follows:

(a)Purchaser has been fully advised of the general uses to be made of the funds provided upon purchase of debentures pursuant hereto, to wit: payment of the Company's existing payables, payment for the costs and expenses of constructing new improvements, including, but not limited to, 20 growout ponds and ancillary facilities and equipment, broodstock ponds, facilities and equipment for the Company's hatchery and processing faciliy, and working capital. Purchaser has been further advised and understands that the Company has offered the debentures hereunder to meet an extraordinary and immediate need for funds which the Company has endeavored but has been unable to obtain through other sources and methods.

(b)The debentures being offered and subscribed hereunder are part of an overall plan of convertible debenture financing pursuant to which convertible debentures have been and will be offered to certain other shareholders identified to the Purchaser in various amounts and on different terms and conditions than the debentures offered to Purchaser. Each separate debenture offering and the aggregate amount thereof has been individually negotiated with the particular shareholder and will not be made available to any other person or party.

(c)Purchaser acknowledges that it is entering into this Agreement and commiting to purchase debentures hereunder, notwithstanding the fact that contemporaneously herewith, debentures are being offered to other participants in the overall plan of debenture financing on terms which might be regarded as more favorable than the debenture terms offered to Purchaser.

IN WITNESS WHEREOF, the parties have executed this Agreement this day of

, 2001.

CONTROLLED ENVIRONMENT

AQUACULTURE TECHNOLOGY, INC.

By:

Its Executive Vice President RONALD W. K. YEE "Purchaser"

By: Its Secretary "Company"

Exhibit 10.8

CONVERTIBLE SUBORDINATED DEBENTURE

No. _________________ $ 100,000.00 _

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC.

(A Colorado Corporation)

1000 Bishop Street, Suite 303

Honolulu, Hawaii 96813

Dated as of , 2001. Convertible Subordinated Debenture

Dual Interest Rate: 11.5%; 3.0%

Due:

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC., a Colorado corporation, hereinafter called the Company, for value received, hereby promises to pay to the order of RONALD W. K. YEE of Honolulu, Hawaii, or registered assigns, upon presentation of this Debenture by the registered holder hereof at the office of the Company in the City of Honolulu, Hawaii, United States of America, the principal sum of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), on or before the date due set forth above, being seventy-two (72) months after the date of the Subscription Agreement hereinafter described, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the principal sum at the rates hereinbelow set forth, from such original issue date until payment of the principal sum has been made or duly provided for. The interest so payable hereunder shall be paid to the person in whose name this Debenture is registered with the Company.

1. General. This Debenture is a duly authorized Debenture of the Company, designated as its Dual Interest Rate Convertible Subordinated Debentures, hereinafter called the Debentures, limited to $500,000.00 aggregate principal amount, and is issued or to be issued, pursuant to the terms of a Subscription Agreement dated , 2001, between the Company and Ronald W. K. Yee, and under and pursuant to exemptions from registration under the Securities Act of 1933, pursuant to Section 3(b) and/or Section 4(2) thereof, and pursuant to an exemption under Section 304 of the Trust Indenture Act of 1939.

From the date of this Debenture until March 1, 2002 , interest shall be charged on the principal amount at the rate of ELEVEN AND ONE HALF PERCENT (11.5%) per annum but shall be deferred and be payable only upon redemption or conversion as hereinafter set forth. Nowithstanding deferral of such interest, such deferred interest ("Deferred Interest") will not be added to principal, and no additional interest shall be charged thereon as long as the Company is not in default hereunder. From and after March 1, 2002 , interest shall be charged on the principal amount at the rate of THREE PERCENT (3.0%) per annum and shall be payable quarterly in arrears on the tenth day after the end of each calendar quarter (the "interest payment date") for the immediately preceding calendar quarter, to the person in whose name this Debenture is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date (subject to the case of this Debenture, or portion thereof, being redeemed or converted on a date subsequent to the record date and prior to such interest payment date); provided, however, that to the extent the Company shall default in the payment of the interest due on any such interest payment date, such defaulted interest shall be paid to the person in whose name the outstanding Debenture is registered at the close of business on a subsequent record date (which shall be not less than 15 days prior to the date of payment of such defaulted interest) which the Company shall establish for such payment by notice given by mail by or on behalf of the Company to the holder of the Debenture not less than 10 days preceding such record date. The Company may also make payment of any defaulted interest in any other lawful manner. The term "record date" as used herein with respect to any interest payment date shall mean the last day of the calendar month immediately preceding the interest payment date.

This Debenture shall be signed on behalf of the Company by its President or Executive Vice-President and by its Secretary or an Assistant Secretary. The Debenture will not be entitled to the benefits hereof or be valid for any purpose unless it shall bear such signatures, manually signed. Such signatures shall be conclusive evidence that this Debenture was duly executed and delivered.

The Company shall keep, at the principal office of the Company, a register or registers in which, subject to such reasonable procedures as it may prescribe, the Company shall register Debentures and shall register the transfer of Debentures. Upon due presentment of any Debenture to the Company for registration of transfer, the Company shall execute, register and deliver in the name of the transferee or transferees a new Debenture or Debentures for a like aggregate principal amount.

2. Redemption. This Debenture shall be redeemable at the option of the Company only as a whole and not in part, on not less than 30 days nor more than 60 days notice at a price equal to 100% of the original purchase price, with all Deferred Interest and interest accrued to the redemption date. Notwithstanding the foregoing, however, this Debenture may not be redeemed by the Company at any time that any other Debenture which is part of the authorized issue of Dual Rate Convertible Subordinated Debentures and which was issued as of a date prior to the date of issuance of this Debenture, remains outstanding.

In case the Company shall desire to exercise such right to redeem this Debenture in accordance with the right reserved so to do, it shall fix a date for redemption and shall mail or cause to be mailed a notice of such redemption at least 30, and not more than 60, days prior to the date fixed for redemption to the holder, purchaser, or other holder of Debenture at the last address of purchaser or such other holder, as it appears on the registry books. Such mailing shall be by first class mail. Notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of this Debenture.

Each such notice of redemption shall specify the date fixed for redemption, and shall state that the payment of the redemption price of the Debenture, together with accrued interest to the date fixed for redemption, shall be made at the principal office of the Company, or such other place designated by the Company, upon presentation and surrender of such Debenture, and that from and after such date interest thereon will cease to accrue.

3. Conversion Privilege and Price. The record holder of this Debenture shall have the right, at the holder's option, at any time following the date which is sixty (60) days after the date of issuance and which is prior to the date of payment of the full redemption price hereof, to convert the whole of this Debenture, together with all Deferred Interest thereon (but not interest accrued after March 1, 2002 ), into fully paid and nonassessable shares of Common Stock of the Company. The number of shares into which this Debenture may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount hereof, together with all Deferred Interest to the date of conversion, by the applicable Conversion Price (as defined below) in effect at the time of such conversion. The Conversion Price shall be equal to $0.88 per share.

In case this Debenture is called for redemption by the Company and payment of the full redemption price hereof is duly tendered and made available to the record holder of this Debenture in accordance with paragraph 2, the right of the holder to convert this Debenture into Conversion Shares shall cease and terminate at the close of business on the date fixed for redemption, whether or not the holder tenders this Debenture and accepts payment.

In order to convert this Debenture, the holder shall surrender this Debenture at the principal office of the Company accompanied by written notice to the Company of the election to convert. The written notice shall state the name or names in which the certificate or certificates representing the Conversion Shares are to be issued. The Company shall, as soon as practicable thereafter, cause its transfer agent to issue and deliver to the person or persons specified in the written notice of conversion, a certificate or certificates for the proper number of shares of Common Stock issuable upon conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the Debenture and receipt by the Company of written notice of conversion, and the person or persons entitled to receive the Conversion Shares shall be treated for all purposes as the record holder of such Conversion Shares as of such date. All interest accrued after March 1, 2002 but unpaid shall be paid by the Company within ten (10) days after the date of conversion.

No fractional shares shall be issued upon conversion of this Debenture. In lieu of issuing any fractional shares upon the conversion of this Debenture, the Company shall pay in cash to the record holder any amount of outstanding principal and accrued but unpaid interest which is not so converted.

The Company shall pay any and all transfer agent fees or other costs that may be payable in respect of the issuance or delivery of Conversion Units to the record holder hereof upon conversion of this Debenture. The Company shall not, however, be required to pay any transfer tax or other similar fee which may be payable in respect of any transfer involved in the issuance or delivery of Conversion Shares in a name other than that in which the Debenture so converted was registered.

The Company shall at all times reserve and keep available, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Debenture, the full number of Conversion Shares then deliverable upon the conversion of this Debenture.

In the event that the Company issues any "Additional Shares of Common Stock " (as hereinafter defined), at any time during the term of this Debenture and prior to its conversion or redemption, an adjustment shall be made in the Conversion Price of this Debenture. For purposes of this paragraph 3, the term "Additional Shares of Common Stock" shall mean all shares of Common Stock in excess of the outstanding shares as of the date of this Debenture issued by the Company at any time during the term of this Debenture and prior to its conversion or redemption, other than shares of Common Stock issued or issuable:

(a) For consideration per share which is equal to, or greater than, the Conversion Price for this Debenture in effect on the date of, and immediately prior to, such issue.

(b) Upon conversion of this Debenture and other outstanding Debentures with the same terms as this Debenture; and

(c) Upon conversion of other Debentures issued under and pursuant to Subscription Agreements entered into on or before the date of this Debenture, which Debentures provide for a higher or lower Conversion Price.

The Conversion Price in effect with respect to this Debenture shall be reduced, concurrently with the issuance of any Additional Shares of Common Stock, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For purposes of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all convertible Debentures and all other outstanding convertible securities of the Company had been fully converted into shares of Common Stock immediately prior to such issuance, and all issued and outstanding Class A Common Stock Purchase Warrants had been fully exercised immediately prior to such issuance, but not including in such calculation any additional shares of Common Stock issuable with respect to the Debentures solely as a result of the adjustment of the Conversion Price resulting from the issuance of Additional Shares of Common Stock causing such adjustment.

For purposes of this paragraph 3, insofar as the consideration received by the Company for the issuance of any Additional Shares of Common Stock consists of cash, it shall be computed at the aggregate amount of cash received by the Company. To the extent such consideration consists of property other than cash, it shall be computed at the fair market value thereof at the time of such issuance, as determined in good faith by the Board of Directors.

In the event that the Company at any time or from time to time shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price for this Debenture in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

4. Events of Default. If any of the events specified in this paragraph 4 shall occur (herein individually referred to as an "Event of Default"), the holder of the Debenture may, so long as such condition exists, declare the entire principal and accrued interest hereon immediately due and payable by written notice to the Company:

(a) Default in the payment of the principal and unpaid accrued interest of this Dual Rate Debenture and of any other outstanding Debentures which are part of the authorized issue of Dual Rate Convertible Subordinated Debentures of the Company, when due and payable, if such default is not cured by the Company within ten (10) days after the holder has given the Company written notice of such default; or

(b) The voluntary institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of such action; or

(c) If, within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

(d) The Company fails to pay and discharge in a timely manner, or cause to be paid or discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company, including but not limited to, any and all payroll taxes and withholding; provided however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor; or

(e) The Company shall fail to keep any properties and assets which are pledged as collateral security for payment of all outstanding Debentures, in good repair, working order and condition, reasonable wear and tear excepted, or shall fail to make all needful and proper repairs, renewals, replacements, additions and improvements thereto, or shall fail to comply at any time with any material term or condition of any lease to which it is a party or pursuant to which it occupies or has possession of any property if the breach of such provision might have a material and adverse effect on the condition, financial or otherwise, or operation of the Company; or

(f) The Company shall fail at any time to duly observe and conform to all valid requirements of governmental authorities relating to the conduct of the Company's business or to its property or assets, including but not limited to, maintaining any and all necessary governmental permits or licenses.

5. Consolidation, Merger and Sale. Upon any consolidation, merger or sale in which the Company is not the continuing entity, this Debenture shall be immediately due and payable in full unless the continuing corporation (other than the Company) shall enter into a supplemental Debenture satisfactory to the holder undertaking to make all payments due and to assume all covenants made under the Debenture. Nothing in the Debenture will prohibit the Company from consolidating or merging with or into any other corporation, or from selling or conveying all or substantially all of the property and assets of the Company to any other corporation if such an undertaking is given contemporaneously with such transaction.

6. Subordination. This Debenture shall be subordinate or subject in right of payment of principal only to the prior payment by the Company of its promissory note dated on or about October 20, 1998, as amended, in the amount of $3,000,000.00, in favor of Bank of America, Bank of America Community Development Bank, Rancho Cordova, California, but shall not be subordinate or subject in right of payment to any other debts or obligations of the Company.

7. Other. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest on this Debenture at the time and place and at the rate and in the currency herein prescribed.

The Dual Interest Rate Convertible Subordinated Debentures are issuable, in registered form without coupons, in denominations of $100,000.00 or multiples thereof.

The Company may deem and treat the registered holder hereof as the absolute owner of this Debenture, whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon, for the purpose of receiving payment hereof or on account hereof and for all other purposes, and the Company shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of any Debenture supplemental hereto, against any incorporator, stockholder, officer or director, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof, and as part of the consideration for the issue hereof, expressly waived and released.

The laws of the State of Colorado shall govern.

All notices to the Company shall be sent to its principal place of business, as it appears on the face of this document.

WITNESS the facsimile signatures of its duly authorized Officers.

Dated: , 2001

CONTROLLED ENVIRONMENT

AQUACULTURE TECHNOLOGY, INC.

By:

Its Executive Vice President

By:

Its Secretary

Exhibit 10.9

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT is made and entered into by and between CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC., a Colorado corporation (the "Company") and SHINICHIRO WATARI (the "Purchaser"), for the purchase of the Company's Dual Rate Convertible Subordinated Debentures due not more than seventy-two (72) months after the date of this Agreement (the "Debentures"), to be issued in accordance with the terms of this Subscription Agreement, at such time or times as the Company may determine during the period of twelve (12) months after the effective date hereof, in denominations of $100,000.00, or multiples thereof, but in an aggregate principal amount not to exceed $1,000,000.00.

In consideration of the mutual promises and covenants herein contained, the parties hereby agree, represent and warrant as follows:

1. SUBSCRIPTION. By execution of this Agreement, the Purchaser hereby subscribes for up to $1,000,000.00 in principal amount of Debentures. Debentures shall be issued at such time or times as the Company may determine at any time during the period of twelve (12) months after the effective date hereof, in denominations of $100,000.00, or multiples thereof, but in an aggregate principal amount not to exceed $1,000,000.00. Purchaser agrees that upon receipt of not less than thirty (30) days prior written notice from the Company of its election to issue a portion of the authorized Dual Rate Convertible Subordinated Debentures, it will tender to the Company, in cash or other form of immediately available funds, sufficient funds for purchase of the portion of such Debentures to be issued. Within three (3) business days following receipt by the Company of funds for purchase of a portion of the Debentures, the Company shall issue a Debenture Certificate (substantially in the form attached hereto) to the Purchaser for the appropriate principal amount. The agreement of Purchaser to subscribe for purchase of up to $1,000,000.00 in principal amount of Debentures shall expire to the extent not exercised by the Company within twelve (12) months after the effective date of this Agreement.

2. ACCEPTANCE. By execution of this Agreement, the Company accepts the Purchaser's subscription for the Debentures, subject to the conditions described in paragraph 1 hereof, and the Company agrees, upon receipt of the proceeds of subscriptions to tender to the Purchaser one or more certificates representing the Debentures purchased.

3. CONSIDERATION. The Debentures are being offered at a price equal to 100% of their face amount, in denominations of $100,000.00, or multiples thereof, in an aggregate principal amount not to exceed $1,000,000.00. Upon receipt by Purchaser of notice of the Company's election to issue all or any portion of the Debentures, Purchaser shall pay the consideration to the Company in cash or other form of immediately available funds.

4. PURCHASER WARRANTIES: The Purchaser warrants and represents that:

(a)The Purchaser believes it has received all information it considers necessary or appropriate for deciding whether to execute this Subscription Agreement and subscribe for the purchase of the Debentures. The Purchaser has had the opportunity to ask questions and receive answers from the Company regarding the terms of the Debentures and regarding the business, properties, prospects and financial condition of the Company, and the Company has made available to the Purchaser all documents and information requested by the Purchaser.

(b)Purchaser is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself and to bear the economic risk of the investment. Purchaser has such knowledge and experience in financial and business matter that it is capable of evaluating the merits and risks of a subscription for purchase of Debentures, and in making such evaluation, the Purchaser has relied only on its own analysis of the merits and risks of the investment, and on the information and documents provided by the Company pursuant to Purchaser's requests therefor, if any.

(c)Purchaser is an "accredited investor" as defined in Regulation D promulgated by the Securities and Exchange Commission.

(d)Purchaser is subscribing for the purchase of Debentures for its own account for investment purposes, and not with a view to distribution or resale. Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Debentures.

(e)Purchaser understands and acknowledges that the Debentures will constitute "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933. Accordingly, Purchaser acknowledges that the Debentures may not be sold, transferred, or otherwise disposed of without registration under the Securities Act of 1933 and applicable state securities laws, or an exemption therefrom.

(f)The person executing this Agreement on Purchaser's behalf has been duly authorized by Purchaser to execute and deliver this Agreement to the Company on behalf of the Purchaser and to bind the Purchaser to the terms of this Agreement.

5.PURCHASER NOTICE AND DELIVERY. All notices to Purchaser required or permitted to be given hereunder and all delivery of Debenture Certificates to Purchaser pursuant to Paragraph 1 of this Agreement shall be deemed to be given when personally delivered or sent by certified mail, return receipt requested, addressed to Purchaser at:

Shinichiro Watari

c/o Cornes & Co., Ltd.

1904-06 Wheelock House

20 Pedder Street

Central, Hong Kong

or at such address of which the Company has received notice pursuant to Section 5 of this Agreement.

6.COMPANY NOTICE. All notices to the Company required or permitted hereunder shall be deemed to given when personally delivered or sent by certified mail, return receipt requested, addressed to the Company at:

c/o Edward T. Foley, Treasurer

1000 Bishop Street, Suite 303

Honolulu, Hawaii 96817

or at such other address of which the Purchaser has received notice pursuant to Section 5 of this Agreement.

7.MISCELLANEOUS.

(a)Failure of the Company to exercise any right or remedy under this Agreement or delay by the Company in exercising same will not be deemed as a waiver thereof.

(b)This Agreement may be amended or modified only by written instrument executed by both parties hereto.

(c)This Agreement shall be construed, governed and enforce in accordance with the laws of the State of Colorado.

(d)This Agreement and the rights and obligations contained herein shall be binding upon the parties hereto and their legal representatives, successors and permitted assigns.

8.PREMISES OF THIS SUBSCRIPTION FOR PURCHASE OF DEBENTURES. The Company and the Purchaser both acknowledge and confirm as follows:

(a)Purchaser has been fully advised of the general uses to be made of the funds provided upon purchase of debentures pursuant hereto, to wit: payment of the Company's existing payables, payment for the costs and expenses of constructing new improvements, including, but not limited to, 20 growout ponds and ancillary facilities and equipment, broodstock ponds, facilities and equipment for the Company's hatchery and processing faciliy, and working capital. Purchaser has been further advised and understands that the Company has offered the debentures hereunder to meet an extraordinary and immediate need for funds which the Company has endeavored but has been unable to obtain through other sources and methods.

(b)The debentures being offered and subscribed hereunder are part of an overall plan of convertible debenture financing pursuant to which convertible debentures have been and will be offered to certain other shareholders identified to the Purchaser in various amounts and on different terms and conditions than the debentures offered to Purchaser. Each separate debenture offering and the aggregate amount thereof has been individually negotiated with the particular shareholder and will not be made available to any other person or party.

(c)Purchaser acknowledges that it is entering into this Agreement and commiting to purchase debentures hereunder, notwithstanding the fact that contemporaneously herewith, debentures are being offered to other participants in the overall plan of debenture financing on terms which might be regarded as more favorable than the debenture terms offered to Purchaser.

IN WITNESS WHEREOF, the parties have executed this Agreement this day of

February , 2001.

CONTROLLED ENVIRONMENT

AQUACULTURE TECHNOLOGY, INC.

By: Its Executive Vice President SHINICHIRO WATARI "Purchaser"

By: Its Secretary

"Ceatech"

Exhibit 10.10

CONVERTIBLE SUBORDINATED DEBENTURE

No. _________________ $ 100,000.00 _

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC.

(A Colorado Corporation)

1000 Bishop Street, Suite 303

Honolulu, Hawaii 96813

Dated as of , 2001. Convertible Subordinated Debenture

Dual Interest Rate: 11.5%; 3.0%

Due:

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC., a Colorado corporation, hereinafter called the Company, for value received, hereby promises to pay to the order of SHINICHIRO WATARI, or registered assigns, upon presentation of this Debenture by the registered holder hereof at the office of the Company in the City of Honolulu, Hawaii, United States of America, the principal sum of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), on or before the date due set forth above, being seventy-two (72) months after the date of the Subscription Agreement hereinafter described, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the principal sum at the rates hereinbelow set forth, from such original issue date until payment of the principal sum has been made or duly provided for. The interest so payable hereunder shall be paid to the person in whose name this Debenture is registered with the Company.

1. General. This Debenture is a duly authorized Debenture of the Company, designated as its Dual Interest Rate Convertible Subordinated Debentures, hereinafter called the Debentures, limited to $1,000,000.00 aggregate principal amount, and is issued or to be issued, pursuant to the terms of a Subscription Agreement dated , 2001, between the Company and Shinichiro Watari, and under and pursuant to exemptions from registration under the Securities Act of 1933, pursuant to Section 3(b) and/or Section 4(2) thereof, and pursuant to an exemption under Section 304 of the Trust Indenture Act of 1939.

From the date of this Debenture until March 1, 2002 , interest shall be charged on the principal amount at the rate of ELEVEN AND ONE HALF PERCENT (11.5%) per annum but shall be deferred and be payable only upon redemption or conversion as hereinafter set forth. Nowithstanding deferral of such interest, such deferred interest ("Deferred Interest") will not be added to principal, and no additional interest shall be charged thereon as long as the Company is not in default hereunder. From and after March 1, 2002 , interest shall be charged on the principal amount at the rate of THREE PERCENT (3.0%) per annum and shall be payable quarterly in arrears on the tenth day after the end of each calendar quarter (the "interest payment date") for the immediately preceding calendar quarter, to the person in whose name this Debenture is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date (subject to the case of this Debenture, or portion thereof, being redeemed or converted on a date subsequent to the record date and prior to such interest payment date); provided, however, that to the extent the Company shall default in the payment of the interest due on any such interest payment date, such defaulted interest shall be paid to the person in whose name the outstanding Debenture is registered at the close of business on a subsequent record date (which shall be not less than 15 days prior to the date of payment of such defaulted interest) which the Company shall establish for such payment by notice given by mail by or on behalf of the Company to the holder of the Debenture not less than 10 days preceding such record date. The Company may also make payment of any defaulted interest in any other lawful manner. The term "record date" as used herein with respect to any interest payment date shall mean the last day of the calendar month immediately preceding the interest payment date.

This Debenture shall be signed on behalf of the Company by its President or Executive Vice-President and by its Secretary or an Assistant Secretary. The Debenture will not be entitled to the benefits hereof or be valid for any purpose unless it shall bear such signatures, manually signed. Such signatures shall be conclusive evidence that this Debenture was duly executed and delivered.

The Company shall keep, at the principal office of the Company, a register or registers in which, subject to such reasonable procedures as it may prescribe, the Company shall register Debentures and shall register the transfer of Debentures. Upon due presentment of any Debenture to the Company for registration of transfer, the Company shall execute, register and deliver in the name of the transferee or transferees a new Debenture or Debentures for a like aggregate principal amount.

2. Redemption. This Debenture shall be redeemable at the option of the Company only as a whole and not in part, on not less than 30 days nor more than 60 days notice at a price equal to 100% of the original purchase price, with all Deferred Interest and interest accrued to the redemption date. Notwithstanding the foregoing, however, this Debenture may not be redeemed by the Company at any time that any other Debenture which is part of the authorized issue of Dual Rate Convertible Subordinated Debentures and which was issued as of a date prior to the date of issuance of this Debenture, remains outstanding.

In case the Company shall desire to exercise such right to redeem this Debenture in accordance with the right reserved so to do, it shall fix a date for redemption and shall mail or cause to be mailed a notice of such redemption at least 30, and not more than 60, days prior to the date fixed for redemption to the holder, purchaser, or other holder of Debenture at the last address of purchaser or such other holder, as it appears on the registry books. Such mailing shall be by first class mail. Notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of this Debenture.

Each such notice of redemption shall specify the date fixed for redemption, and shall state that the payment of the redemption price of the Debenture, together with accrued interest to the date fixed for redemption, shall be made at the principal office of the Company, or such other place designated by the Company, upon presentation and surrender of such Debenture, and that from and after such date interest thereon will cease to accrue.

3. Conversion Privilege and Price. The record holder of this Debenture shall have the right, at the holder's option, at any time following the date which is sixty (60) days after the date of issuance and which is prior to the date of payment of the full redemption price hereof, to convert the whole of this Debenture, together with all Deferred Interest thereon (but not interest accrued after March 1, 2002 ), into fully paid and nonassessable shares of Common Stock of the Company. The number of shares into which this Debenture may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount hereof, together with all Deferred Interest to the date of conversion, by the applicable Conversion Price (as defined below) in effect at the time of such conversion. The Conversion Price shall be equal to $0.75 per share.

In case this Debenture is called for redemption by the Company and payment of the full redemption price hereof is duly tendered and made available to the record holder of this Debenture in accordance with paragraph 2, the right of the holder to convert this Debenture into Conversion Shares shall cease and terminate at the close of business on the date fixed for redemption, whether or not the holder tenders this Debenture and accepts payment.

In order to convert this Debenture, the holder shall surrender this Debenture at the principal office of the Company accompanied by written notice to the Company of the election to convert. The written notice shall state the name or names in which the certificate or certificates representing the Conversion Shares are to be issued. The Company shall, as soon as practicable thereafter, cause its transfer agent to issue and deliver to the person or persons specified in the written notice of conversion, a certificate or certificates for the proper number of shares of Common Stock issuable upon conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the Debenture and receipt by the Company of written notice of conversion, and the person or persons entitled to receive the Conversion Shares shall be treated for all purposes as the record holder of such Conversion Shares as of such date. All interest accrued after March 1, 2002 but unpaid shall be paid by the Company within ten (10) days after the date of conversion.

No fractional shares shall be issued upon conversion of this Debenture. In lieu of issuing any fractional shares upon the conversion of this Debenture, the Company shall pay in cash to the record holder any amount of outstanding principal and accrued but unpaid interest which is not so converted.

The Company shall pay any and all transfer agent fees or other costs that may be payable in respect of the issuance or delivery of Conversion Units to the record holder hereof upon conversion of this Debenture. The Company shall not, however, be required to pay any transfer tax or other similar fee which may be payable in respect of any transfer involved in the issuance or delivery of Conversion Shares in a name other than that in which the Debenture so converted was registered.

The Company shall at all times reserve and keep available, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Debenture, the full number of Conversion Shares then deliverable upon the conversion of this Debenture.

In the event that the Company issues any "Additional Shares of Common Stock " (as hereinafter defined), at any time during the term of this Debenture and prior to its conversion or redemption, an adjustment shall be made in the Conversion Price of this Debenture. For purposes of this paragraph 3, the term "Additional Shares of Common Stock" shall mean all shares of Common Stock in excess of the outstanding shares as of the date of this Debenture issued by the Company at any time during the term of this Debenture and prior to its conversion or redemption, other than shares of Common Stock issued or issuable:

(a) For consideration per share which is equal to, or greater than, the Conversion Price for this Debenture in effect on the date of, and immediately prior to, such issue.

(b) Upon conversion of this Debenture and other outstanding Debentures with the same terms as this Debenture; and

(c) Upon conversion of other Debentures issued under and pursuant to Subscription Agreements entered into on or before the date of this Debenture, which Debentures provide for a higher or lower Conversion Price.

The Conversion Price in effect with respect to this Debenture shall be reduced, concurrently with the issuance of any Additional Shares of Common Stock, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For purposes of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all convertible Debentures and all other outstanding convertible securities of the Company had been fully converted into shares of Common Stock immediately prior to such issuance, and all issued and outstanding Class A Common Stock Purchase Warrants had been fully exercised immediately prior to such issuance, but not including in such calculation any additional shares of Common Stock issuable with respect to the Debentures solely as a result of the adjustment of the Conversion Price resulting from the issuance of Additional Shares of Common Stock causing such adjustment.

For purposes of this paragraph 3, insofar as the consideration received by the Company for the issuance of any Additional Shares of Common Stock consists of cash, it shall be computed at the aggregate amount of cash received by the Company. To the extent such consideration consists of property other than cash, it shall be computed at the fair market value thereof at the time of such issuance, as determined in good faith by the Board of Directors.

In the event that the Company at any time or from time to time shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price for this Debenture in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

4. Events of Default. If any of the events specified in this paragraph 4 shall occur (herein individually referred to as an "Event of Default"), the holder of the Debenture may, so long as such condition exists, declare the entire principal and accrued interest hereon immediately due and payable by written notice to the Company:

(a) Default in the payment of the principal and unpaid accrued interest of this Dual Rate Debenture and of any other outstanding Debentures which are part of the authorized issue of Dual Rate Convertible Subordinated Debentures of the Company, when due and payable, if such default is not cured by the Company within ten (10) days after the holder has given the Company written notice of such default; or

(b) The voluntary institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of such action; or

(c) If, within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

(d) The Company fails to pay and discharge in a timely manner, or cause to be paid or discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company, including but not limited to, any and all payroll taxes and withholding; provided however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor; or

(e) The Company shall fail to keep any properties and assets which are pledged as collateral security for payment of all outstanding Debentures, in good repair, working order and condition, reasonable wear and tear excepted, or shall fail to make all needful and proper repairs, renewals, replacements, additions and improvements thereto, or shall fail to comply at any time with any material term or condition of any lease to which it is a party or pursuant to which it occupies or has possession of any property if the breach of such provision might have a material and adverse effect on the condition, financial or otherwise, or operation of the Company; or

(f) The Company shall fail at any time to duly observe and conform to all valid requirements of governmental authorities relating to the conduct of the Company's business or to its property or assets, including but not limited to, maintaining any and all necessary governmental permits or licenses.

5. Consolidation, Merger and Sale. Upon any consolidation, merger or sale in which the Company is not the continuing entity, this Debenture shall be immediately due and payable in full unless the continuing corporation (other than the Company) shall enter into a supplemental Debenture satisfactory to the holder undertaking to make all payments due and to assume all covenants made under the Debenture. Nothing in the Debenture will prohibit the Company from consolidating or merging with or into any other corporation, or from selling or conveying all or substantially all of the property and assets of the Company to any other corporation if such an undertaking is given contemporaneously with such transaction.

6. Subordination. This Debenture shall be subordinate or subject in right of payment of principal only to the prior payment by the Company of its promissory note dated on or about October 20, 1998, as amended, in the amount of $3,000,000.00, in favor of Bank of America, Bank of America Community Development Bank, Rancho Cordova, California, but shall not be subordinate or subject in right of payment to any other debts or obligations of the Company.

7. Other. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest on this Debenture at the time and place and at the rate and in the currency herein prescribed.

The Dual Interest Rate Convertible Subordinated Debentures are issuable, in registered form without coupons, in denominations of $100,000.00 or multiples thereof.

The Company may deem and treat the registered holder hereof as the absolute owner of this Debenture, whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon, for the purpose of receiving payment hereof or on account hereof and for all other purposes, and the Company shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of any Debenture supplemental hereto, against any incorporator, stockholder, officer or director, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof, and as part of the consideration for the issue hereof, expressly waived and released.

The laws of the State of Colorado shall govern.

All notices to the Company shall be sent to its principal place of business, as it appears on the face of this document.

WITNESS the facsimile signatures of its duly authorized Officers.

Dated: , 2001

CONTROLLED ENVIRONMENT

AQUACULTURE TECHNOLOGY, INC.

By:

Its Executive Vice President

By:

Its Secretary

Exhibit 10.11

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT is made and entered into by and between CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC., a Colorado corporation (the "Company") and UNITY HOUSE, INC., a Hawaii corporation (the "Purchaser"), for the purchase of the Company's Dual Rate Convertible Subordinated Debentures due not more than seventy-two (72) months after the date of this Agreement (the "Debentures"), to be issued in accordance with the terms of this Subscription Agreement, at such time or times as the Company may determine during the period of twelve (12) months after the effective date hereof, in denominations of $500,000.00, or multiples thereof, but in an aggregate principal amount not to exceed $1,000,000.00.

In consideration of the mutual promises and covenants herein contained, the parties hereby agree, represent and warrant as follows:

1. SUBSCRIPTION. By execution of this Agreement, the Purchaser hereby subscribes for up to $1,000,000.00 in principal amount of Debentures. Debentures shall be issued at such time or times as the Company may determine at any time during the period of twelve (12) months after the effective date hereof, in denominations of $500,000.00, or multiples thereof, but in an aggregate principal amount not to exceed $1,000,000.00. Purchaser agrees that upon receipt of not less than thirty (30) days prior written notice from the Company of its election to issue a portion of the authorized Dual Rate Convertible Subordinated Debentures Convertible Subordinated Debentures, it will tender to the Company, in cash or other form of immediately available funds, sufficient funds for purchase of the portion of such Debentures to be issued. Within three (3) business days following receipt by the Company of funds for purchase of a portion of the Debentures, the Company shall issue a Debenture Certificate (substantially in the form attached hereto) to the Purchaser for the appropriate principal amount. The agreement of Purchaser to subscribe for purchase of up to $1,000,000.00 in principal amount of Debentures shall expire to the extent not exercised by the Company within twelve (12) months after the effective date of this Agreement.

2. ACCEPTANCE. By execution of this Agreement, the Company accepts the Purchaser's subscription for the Debentures, subject to the conditions described in paragraph 1 hereof, and the Company agrees, upon receipt of the proceeds of subscriptions to tender to the Purchaser one or more certificates representing the Debentures purchased.

3. CONSIDERATION. The Debentures are being offered at a price equal to 100% of their face amount, in denominations of $500,000.00, or multiples thereof, in an aggregate principal amount not to exceed $1,000,000.00. Upon receipt by Purchaser of notice of the Company's election to issue all or any portion of the Debentures, Purchaser shall pay the consideration to the Company in cash or other form of immediately available funds.

4. PURCHASER WARRANTIES: The Purchaser warrants and represents that:

(a)The Purchaser believes it has received all information it considers necessary or appropriate for deciding whether to execute this Subscription Agreement and subscribe for the purchase of the Debentures. The Purchaser has had the opportunity to ask questions and receive answers from the Company regarding the terms of the Debentures and regarding the business, properties, prospects and financial condition of the Company, and the Company has made available to the Purchaser all documents and information requested by the Purchaser.

(b)Purchaser is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself and to bear the economic risk of the investment. Purchaser has such knowledge and experience in financial and business matter that it is capable of evaluating the merits and risks of a subscription for purchase of Debentures, and in making such evaluation, the Purchaser has relied only on its own analysis of the merits and risks of the investment, and on the information and documents provided by the Company pursuant to Purchaser's requests therefor, if any.

(c)Purchaser is an "accredited investor" as defined in Regulation D promulgated by the Securities and Exchange Commission.

(d)Purchaser is subscribing for the purchase of Debentures for its own account for investment purposes, and not with a view to distribution or resale. Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Debentures.

(e)Purchaser understands and acknowledges that the Debentures will constitute "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933. Accordingly, Purchaser acknowledges that the Debentures may not be sold, transferred, or otherwise disposed of without registration under the Securities Act of 1933 and applicable state securities laws, or an exemption therefrom.

(f)The person executing this Agreement on Purchaser's behalf has been duly authorized by Purchaser to execute and deliver this Agreement to the Company on behalf of the Purchaser and to bind the Purchaser to the terms of this Agreement.

5.PURCHASER NOTICE AND DELIVERY. All notices to Purchaser required or permitted to be given hereunder and all delivery of Debenture Certificates to Purchaser pursuant to Paragraph 1 of this Agreement shall be deemed to be given when personally delivered or sent by certified mail, return receipt requested, addressed to Purchaser at:

Unity House, Inc.

444 Hobron Lane, PH 4B

Honolulu, Hawaii 96815

Attention: Mr. Patrick Kubota, Executive Director

or at such address of which the Company has received notice pursuant to Section 5 of this Agreement.

6.COMPANY NOTICE. All notices to the Company required or permitted hereunder shall be deemed to given when personally delivered or sent by certified mail, return receipt requested, addressed to the Company at:

c/o Edward T. Foley, Treasurer

1000 Bishop Street, Suite 303

Honolulu, Hawaii 96817

or at such other address of which the Purchaser has received notice pursuant to Section 5 of this Agreement.

7.MISCELLANEOUS.

(a)Failure of the Company to exercise any right or remedy under this Agreement or delay by the Company in exercising same will not be deemed as a waiver thereof.

(b)This Agreement may be amended or modified only by written instrument executed by both parties hereto.

(c)This Agreement shall be construed, governed and enforce in accordance with the laws of the State of Colorado.

(d)This Agreement and the rights and obligations contained herein shall be binding upon the parties hereto and their legal representatives, successors and permitted assigns.

8.PREMISES OF THIS SUBSCRIPTION FOR PURCHASE OF DEBENTURES. The Company and the Purchaser both acknowledge and confirm as follows:

(a)Purchaser has been fully advised of the general uses to be made of the funds provided upon purchase of debentures pursuant hereto, to wit: payment of the Company's existing payables, payment for the costs and expenses of constructing new improvements, including, but not limited to, 20 growout ponds and ancillary facilities and equipment, broodstock ponds, facilities and equipment for the Company's hatchery and processing faciliy, and working capital. Purchaser has been further advised and understands that the Company has offered the debentures hereunder to meet an extraordinary and immediate need for funds which the Company has endeavored but has been unable to obtain through other sources and methods.

(b)The debentures being offered and subscribed hereunder are part of an overall plan of convertible debenture financing pursuant to which convertible debentures have been and will be offered to certain other shareholders identified to the Purchaser in various amounts and on different terms and conditions than the debentures offered to Purchaser. Each separate debenture offering and the aggregate amount thereof has been individually negotiated with the particular shareholder and will not be made available to any other person or party.

(c)Purchaser acknowledges that it is entering into this Agreement and commiting to purchase debentures hereunder, notwithstanding the fact that contemporaneously herewith, debentures are being offered to other participants in the overall plan of debenture financing on terms which might be regarded as more favorable than the debenture terms offered to Purchaser.

IN WITNESS WHEREOF, the parties have executed this Agreement this day of

, 2001.

CONTROLLED ENVIRONMENT

AQUACULTURE TECHNOLOGY, INC.UNITY HOUSE, INC.

By:

Its Executive Vice President "Purchaser"

By:

Its Secretary

"Company"

Exhibit 10.12

CONVERTIBLE SUBORDINATED DEBENTURE

No. _________________ $ 500,000.00 _

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC.

(A Colorado Corporation)

1000 Bishop Street, Suite 303

Honolulu, Hawaii 96813

Dated as of , 2001. Convertible Subordinated Debenture

Dual Interest Rate: 11.5%; 3.0%

Due:

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC., a Colorado corporation, hereinafter called the Company, for value received, hereby promises to pay to the order of UNITY HOUSE, INC, a Hawaii corporation or registered assigns, upon presentation of this Debenture by the registered holder hereof at the office of the Company in the City of Honolulu, Hawaii, United States of America, the principal sum of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00), on or before the date due set forth above, being seventy-two (72) months after the date of the Subscription Agreement hereinafter described, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the principal sum at the rates hereinbelow set forth, from such original issue date until payment of the principal sum has been made or duly provided for. The interest so payable hereunder shall be paid to the person in whose name this Debenture is registered with the Company.

1. General. This Debenture is a duly authorized Debenture of the Company, designated as its Dual Interest Rate Convertible Subordinated Debentures, hereinafter called the Debentures, limited to $1,000,000.00 aggregate principal amount, and is issued or to be issued, pursuant to the terms of a Subscription Agreement dated , 2001, between the Company and Unity House, Inc. and under and pursuant to exemptions from registration under the Securities Act of 1933, pursuant to Section 3(b) and/or Section 4(2) thereof, and pursuant to an exemption under Section 304 of the Trust Indenture Act of 1939.

From the date of this Debenture until March 1, 2002 , interest shall be charged on the principal amount at the rate of ELEVEN AND ONE HALF PERCENT (11.5%) per annum but shall be deferred and be payable only upon redemption or conversion as hereinafter set forth. Nowithstanding deferral of such interest, such deferred interest ("Deferred Interest") will not be added to principal, and no additional interest shall be charged thereon as long as the Company is not in default hereunder. From and after March 1, 2002 , interest shall be charged on the principal amount at the rate of THREE PERCENT (3.0%) per annum and shall be payable quarterly in arrears on the tenth day after the end of each calendar quarter (the "interest payment date") for the immediately preceding calendar quarter, to the person in whose name this Debenture is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date (subject to the case of this Debenture, or portion thereof, being redeemed or converted on a date subsequent to the record date and prior to such interest payment date); provided, however, that to the extent the Company shall default in the payment of the interest due on any such interest payment date, such defaulted interest shall be paid to the person in whose name the outstanding Debenture is registered at the close of business on a subsequent record date (which shall be not less than 15 days prior to the date of payment of such defaulted interest) which the Company shall establish for such payment by notice given by mail by or on behalf of the Company to the holder of the Debenture not less than 10 days preceding such record date. The Company may also make payment of any defaulted interest in any other lawful manner. The term "record date" as used herein with respect to any interest payment date shall mean the last day of the calendar month immediately preceding the interest payment date.

This Debenture shall be signed on behalf of the Company by its President or Executive Vice-President and by its Secretary or an Assistant Secretary. The Debenture will not be entitled to the benefits hereof or be valid for any purpose unless it shall bear such signatures, manually signed. Such signatures shall be conclusive evidence that this Debenture was duly executed and delivered.

The Company shall keep, at the principal office of the Company, a register or registers in which, subject to such reasonable procedures as it may prescribe, the Company shall register Debentures and shall register the transfer of Debentures. Upon due presentment of any Debenture to the Company for registration of transfer, the Company shall execute, register and deliver in the name of the transferee or transferees a new Debenture or Debentures for a like aggregate principal amount.

2. Redemption. This Debenture shall be redeemable at the option of the Company only as a whole and not in part, on not less than 30 days nor more than 60 days notice at a price equal to 100% of the original purchase price, with all Deferred Interest and interest accrued to the redemption date. Notwithstanding the foregoing, however, this Debenture may not be redeemed by the Company at any time that any other Debenture which is part of the authorized issue of Dual Rate Convertible Subordinated Debentures and which was issued as of a date prior to the date of issuance of this Debenture, remains outstanding.

In case the Company shall desire to exercise such right to redeem this Debenture in accordance with the right reserved so to do, it shall fix a date for redemption and shall mail or cause to be mailed a notice of such redemption at least 30, and not more than 60, days prior to the date fixed for redemption to the holder, purchaser, or other holder of Debenture at the last address of purchaser or such other holder, as it appears on the registry books. Such mailing shall be by first class mail. Notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of this Debenture.

Each such notice of redemption shall specify the date fixed for redemption, and shall state that the payment of the redemption price of the Debenture, together with accrued interest to the date fixed for redemption, shall be made at the principal office of the Company, or such other place designated by the Company, upon presentation and surrender of such Debenture, and that from and after such date interest thereon will cease to accrue.

3. Conversion Privilege and Price. The record holder of this Debenture shall have the right, at the holder's option, at any time following the date which is sixty (60) days after the date of issuance and which is prior to the date of payment of the full redemption price hereof, to convert the whole of this Debenture, together with all Deferred Interest thereon (but not interest accrued after March 1, 2002 ), into fully paid and nonassessable shares of Common Stock of the Company. The number of shares into which this Debenture may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount hereof, together with all Deferred Interest to the date of conversion, by the applicable Conversion Price (as defined below) in effect at the time of such conversion. The Conversion Price shall be equal to $0.55 per share.

In case this Debenture is called for redemption by the Company and payment of the full redemption price hereof is duly tendered and made available to the record holder of this Debenture in accordance with paragraph 2, the right of the holder to convert this Debenture into Conversion Shares shall cease and terminate at the close of business on the date fixed for redemption, whether or not the holder tenders this Debenture and accepts payment.

In order to convert this Debenture, the holder shall surrender this Debenture at the principal office of the Company accompanied by written notice to the Company of the election to convert. The written notice shall state the name or names in which the certificate or certificates representing the Conversion Shares are to be issued. The Company shall, as soon as practicable thereafter, cause its transfer agent to issue and deliver to the person or persons specified in the written notice of conversion, a certificate or certificates for the proper number of shares of Common Stock issuable upon conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the Debenture and receipt by the Company of written notice of conversion, and the person or persons entitled to receive the Conversion Shares shall be treated for all purposes as the record holder of such Conversion Shares as of such date. All interest accrued after March 1, 2002 but unpaid shall be paid by the Company within ten (10) days after the date of conversion.

No fractional shares shall be issued upon conversion of this Debenture. In lieu of issuing any fractional shares upon the conversion of this Debenture, the Company shall pay in cash to the record holder any amount of outstanding principal and accrued but unpaid interest which is not so converted.

The Company shall pay any and all transfer agent fees or other costs that may be payable in respect of the issuance or delivery of Conversion Units to the record holder hereof upon conversion of this Debenture. The Company shall not, however, be required to pay any transfer tax or other similar fee which may be payable in respect of any transfer involved in the issuance or delivery of Conversion Shares in a name other than that in which the Debenture so converted was registered.

The Company shall at all times reserve and keep available, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Debenture, the full number of Conversion Shares then deliverable upon the conversion of this Debenture.

In the event that the Company issues any "Additional Shares of Common Stock " (as hereinafter defined), at any time during the term of this Debenture and prior to its conversion or redemption, an adjustment shall be made in the Conversion Price of this Debenture. For purposes of this paragraph 3, the term "Additional Shares of Common Stock" shall mean all shares of Common Stock in excess of the outstanding shares as of the date of this Debenture issued by the Company at any time during the term of this Debenture and prior to its conversion or redemption, other than shares of Common Stock issued or issuable:

(a) For consideration per share which is equal to, or greater than, the Conversion Price for this Debenture in effect on the date of, and immediately prior to, such issue.

(b) Upon conversion of this Debenture and other outstanding Debentures with the same terms as this Debenture; and

(c) Upon conversion of other Debentures issued under and pursuant to Subscription Agreements entered into on or before the date of this Debenture, which Debentures provide for a higher or lower Conversion Price.

The Conversion Price in effect with respect to this Debenture shall be reduced, concurrently with the issuance of any Additional Shares of Common Stock, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For purposes of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all convertible Debentures and all other outstanding convertible securities of the Company had been fully converted into shares of Common Stock immediately prior to such issuance, and all issued and outstanding Class A Common Stock Purchase Warrants had been fully exercised immediately prior to such issuance, but not including in such calculation any additional shares of Common Stock issuable with respect to the Debentures solely as a result of the adjustment of the Conversion Price resulting from the issuance of Additional Shares of Common Stock causing such adjustment.

For purposes of this paragraph 3, insofar as the consideration received by the Company for the issuance of any Additional Shares of Common Stock consists of cash, it shall be computed at the aggregate amount of cash received by the Company. To the extent such consideration consists of property other than cash, it shall be computed at the fair market value thereof at the time of such issuance, as determined in good faith by the Board of Directors.

In the event that the Company at any time or from time to time shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price for this Debenture in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

4. Events of Default. If any of the events specified in this paragraph 4 shall occur (herein individually referred to as an "Event of Default"), the holder of the Debenture may, so long as such condition exists, declare the entire principal and accrued interest hereon immediately due and payable by written notice to the Company:

(a) Default in the payment of the principal and unpaid accrued interest of this Dual Rate Debenture and of any other outstanding Debentures which are part of the authorized issue of Dual Rate Convertible Subordinated Debentures of the Company, when due and payable, if such default is not cured by the Company within ten (10) days after the holder has given the Company written notice of such default; or

(b) The voluntary institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of such action; or

(c) If, within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

(d) The Company fails to pay and discharge in a timely manner, or cause to be paid or discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company, including but not limited to, any and all payroll taxes and withholding; provided however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor; or

(e) The Company shall fail to keep any properties and assets which are pledged as collateral security for payment of all outstanding Debentures, in good repair, working order and condition, reasonable wear and tear excepted, or shall fail to make all needful and proper repairs, renewals, replacements, additions and improvements thereto, or shall fail to comply at any time with any material term or condition of any lease to which it is a party or pursuant to which it occupies or has possession of any property if the breach of such provision might have a material and adverse effect on the condition, financial or otherwise, or operation of the Company; or

(f) The Company shall fail at any time to duly observe and conform to all valid requirements of governmental authorities relating to the conduct of the Company's business or to its property or assets, including but not limited to, maintaining any and all necessary governmental permits or licenses.

5. Consolidation, Merger and Sale. Upon any consolidation, merger or sale in which the Company is not the continuing entity, this Debenture shall be immediately due and payable in full unless the continuing corporation (other than the Company) shall enter into a supplemental Debenture satisfactory to the holder undertaking to make all payments due and to assume all covenants made under the Debenture. Nothing in the Debenture will prohibit the Company from consolidating or merging with or into any other corporation, or from selling or conveying all or substantially all of the property and assets of the Company to any other corporation if such an undertaking is given contemporaneously with such transaction.

6. Subordination. This Debenture shall be subordinate or subject in right of payment of principal only to the prior payment by the Company of its promissory note dated on or about October 20, 1998, as amended, in the amount of $3,000,000.00, in favor of Bank of America, Bank of America Community Development Bank, Rancho Cordova, California, but shall not be subordinate or subject in right of payment to any other debts or obligations of the Company.

7. Other. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest on this Debenture at the time and place and at the rate and in the currency herein prescribed.

The Dual Interest Rate Convertible Subordinated Debentures are issuable, in registered form without coupons, in denominations of $500,000.00 or multiples thereof.

The Company may deem and treat the registered holder hereof as the absolute owner of this Debenture, whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon, for the purpose of receiving payment hereof or on account hereof and for all other purposes, and the Company shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of any Debenture supplemental hereto, against any incorporator, stockholder, officer or director, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof, and as part of the consideration for the issue hereof, expressly waived and released.

The laws of the State of Colorado shall govern.

All notices to the Company shall be sent to its principal place of business, as it appears on the face of this document.

WITNESS the facsimile signatures of its duly authorized Officers.

Dated: , 2001

CONTROLLED ENVIRONMENT

AQUACULTURE TECHNOLOGY, INC.

By:

Its Executive Vice President

By:

Its Secretary